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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported) January 25, 2000



                       UNION PACIFIC RESOURCES GROUP INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)



             Utah                    1-13916               13-2647483
         -------------           ---------------        -----------------
        (State or other            (Commission           (IRS Employer
        jurisdiction of            File Number)        Identification No.)
        incorporation)


      777 Main Street, Fort Worth, Texas                     76102
    --------------------------------------                  -------
   (Address of principal executive offices)                (Zip Code)



Registrant's telephone number including area code           817-321-6000



(Former name or former address, if changed since last report)

None

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Item 5.  Other Events.

Earnings Release for 1999

         On January 25, 2000, Union Pacific Resources Group Inc. (the "Company") issued a press release with respect to its financial results for 1999, including operating revenues, net income, and certain other financial information. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Forward Looking Statements

         This report contains forward looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such forward looking statements concern, among other things, discretionary cash flow, future earnings, capital expenditures, development activity, drilling activity, acquisitions, and the Company's cost and debt reduction plans. Such forward looking information is based upon management's current plans, expectations, estimates, and assumptions the Company believes are reasonable, but are subject to a number of uncertainties and risks that could significantly affect (i) current plans, (ii) anticipated actions, (iii) the timing of such actions and (iv) the Company's financial condition and results of operations. As a consequence, actual results may differ materially from expectations, estimates or assumptions expressed in any forward looking statements made by or on behalf of the Company. The risks and uncertainties include generally (i) the volatility and uncertainty of oil and gas prices, (ii) economic, political, judicial, and regulatory issues and developments, (iii) competition in the industry, (iv) demand for properties being divested, (v) the economics of producing certain reserves, (vi) demand for the supply of oil and gas, (vii) the ability to find or acquire and develop reserves of natural gas and crude oil, and (viii) changes in the market price of the Common Stock, which can be impacted by the foregoing as well as other factors. Other risks and uncertainties are detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and the Form 10-Q for the quarter ended September 30, 1999.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

                  99.1  Press Release dated January 25, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   UNION PACIFIC RESOURCES GROUP INC.



                                    /s/ JOSEPH A. LASALA, JR.
                                   ---------------------------------
                                   By:   Joseph A. LaSala, Jr.
                                         Vice President, General Counsel
                                           and Secretary

DATED:  January 27, 2000


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                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------
99.1                 Press Release dated January 25, 2000.



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